Exhibit 99.1

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Insituform Technologies, Inc.
insituform. more than before.

- **1972 EPA Clean Water Act**
- **Sanitary Sewer Overflows**
- **Infiltration**

3

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Insituform Technologies, Inc.
insituform. more than before.

Sewer Market

(3%) Poor
Very Poor (2%)
(3%) Fair
Life Elapsed (5%)
(19%) Good
Excellent (69%)
1980
Very Poor (2%)
Life Elapsed (7%)
(14%) Poor
Excellent (43%)
(18%) Fair
(17%) Good
2000
Life Elapsed (9%)
Very Poor (23%)
Excellent (33%)
(13%) Poor
(12%) Fair
Good (11%)
2020
Percentage of Pipe by Classification

6

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Insituform Technologies, Inc.
insituform. more than before.

Insituform's Three Distinct Business Segments

77%

Sewer Rehabilitation

"CIPP"

18%

Tunneling

"Affholder"

5%

Industrial Pipe Rehabilitation

"United Pipelines"

9

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Insituform Technologies, Inc.

insituform. more than before.

Growth

Technological Innovation

Operational Excellence

12

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Solutions for Underground Pipes                 Insituform Technologies, Inc. [Logo]

insituform. more than before.

                                      Insituform

                           “A Work in Progress”

                                By Tom Rooney
                              President & CEO

                               January 2006

[picture]                    Insituform Technologies, Inc. [Logo]

insituform. more than before.

This communication contains statements and information that constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are based on Insituform's current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include, without limitation, the company's expectations regarding the growth of its markets and the results to be achieved from its initiatives. Insituform assumes no obligation and expressly disclaim any duty to update the information contained herein except as required by law.
Investors are advised to review the Company's annual, quarterly and periodic reports filed with the Securities and Exchange Commission.

                                                                                                                                  2

[picture]                                                    Insituform Technologies, Inc. [Logo]

insituform. more than before.

  1972 EPA Clean Water Act             [picture]
  Sanitary Sewer Overflows
  Infiltration                              [picture]
                 [picture]                                        [picture]

                                                                                                      3

[picture]                                                      Insituform Technologies, Inc. [Logo]

insituform. more than before.

                  Insituform's Core Business
  Invented the industry in 1971
  55% market share (worldwide)
  Operating in 25 countries on 4 continents
  Worldwide name brand/name recognition
  Technology leader (numerous patents)
  Vertically integrated
  Experiencing 15% growth (in an 8% market)
                                                                                                                            4

[picture]                                                                                         Insituform Technologies, Inc. [Logo]

insituform. more than before.

                                                            Sewer Market
  Sewer rehab currently projected to grow between 8% and 10%
  Sewer construction & rehabilitation grew 19% during first 6 months of  '05 - McGraw Hill
  Insituform's sewer rehab growth is currently outpacing market growth              [picture]
                                                                                                                                                                     5

[picture]                                                                                      Insituform Technologies, Inc. [Logo]

insituform. more than before.

                                                               Sewer Market
  Wastewater systems received a D- on the ASCE 2005 Report Card for American Infrastructure
  EPA estimates by 2020, 45% of all sewer pipes will be categorized in poor or worse condition

                                                                    [graphs]
                                           Percentage of Pipe by Classification

	Excellent	Good	Fair	Poor	Very Poor	Life Elapsed
1980	69%	19%	3%	3%	2%	5%
2000	43%	17%	18%	14%	2%	7%
2020	33%	11%	12%	13%	23%	9%
                                                                                                                                                                          6

[picture]                                                                                              Insituform Technologies, Inc. [Logo]

insituform. more than before.

                                                              Funding Gap
  Need is far outpacing current demand
  Municipalities are left to foot the bill with little help from federal government
            – User fees
            – Revenue bonds
            – Grants, loans, aid
  Water groups have proposed water trust fund
                                                                                                                                                                             7

[picture]                                                                                                                                                                                Insituform Technologies, Inc. [Logo]

insituform. more than before.

                                                                                        International Water & Sewer Market
  U.S. makes up 4.6% of world's population
  Water loss is a multi Billion dollar problem                                                                     [picture]
  Today in the US, the wastewater rehab market is currently 5 times larger than the water rehab market. Outside the US, this statistic is reversed
  International opportunities, especially new markets, are primarily water rehab
                                                                                                                                                                                                                                                      8

[picture]                                                                                                                                                            Insituform Technologies, Inc. [Logo]

insituform. more than before.

                                                                                            Insituform’s Three Distinct Business
                                                                                                                    Segments

                  [picture]                                                           [picture]                                                                        [picture]
Sewer Rehabilitation “CIPP” – 77%               Tunneling “Affholder” – 18%                  Industrial Pipe Rehabilitation “United Pipelines” – 5%

                                                                                                                                                                                                                                       9

[picture]                                                     Insituform Technologies, Inc. [Logo]

insituform. more than before.

Repositioning Insituform
   New CEO - July 2003
 > Growth
 > Technological innovation
 > Operational excellence

                 Phase I                   Growth Issues                      Phase II

                                                                                                                                10

[picture]                                                             Insituform Technologies, Inc. [Logo]

insituform. more than before.

Phase I
> Re-established sales growth @ 15%
> Improved safety by 80%
> Advanced “steam” technology
> Improved cash management
> Improved cost of quality 30%
> Streamlined logistics (trucking and wet-out)
> Expanded and improved manufacturing facilities
> Cut healthcare costs significantly
> Improved training

                                                                                                                                       11

[picture]                                                             Insituform Technologies, Inc. [Logo]

insituform. more than before.

                                                           Growth

                               Technological Innovation

                                Operational Excellence

                                       [picture]   [picture]   [picture]

                                                                                                                                   12